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                                  EXHIBIT 24.1

                   POWER OF ATTORNEY OF DIRECTORS AND OFFICERS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Chesapeake Biological Laboratories, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint Thomas P. Rice and John T. Janssen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Class A Common Stock and other securities pursuant to the exercise of stock options granted under the Chesapeake Biological Laboratories, Inc. Fifth Stock Incentive Plan and options granted to Thomas P. Rice and John
T. Botek not under any plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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Signature                                                     Title                                      Date
---------                                                     -----                                      ----


/s/ Thomas P. Rice
_____________________________                   President, Chief Executive Officer             August 17, 2000
Thomas P. Rice                                             and Director
                                                  (Principal Executive Officer)


/s/ John T. Janssen
____________________________                  Chief Financial Officer and Treasurer            August 17, 2000
John T. Janssen                            (Principal Accounting and Financial Officer)


/s/ Narlin B. Beaty, Ph.D.
____________________________                  Chief Technical Officer and Director             August 17, 2000
Narlin B. Beaty, Ph.D.


/s/ Harvey L. Miller
____________________________                                 Director                          August 17, 2000
Harvey L. Miller



____________________________                                 Director
Regis F. Burke


/s/ Elliott F. Hahn, Ph.D.
____________________________                                 Director                          August 17, 2000
Elliot F. Hahn, Ph.D.

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